Exhibit 10.1

THE SECURITIES TO WHICH THIS AMENDMENT APPLIES, AND THE UNDERLYING SHARES TO WHICH THE PROMISSORY NOTE IS CONVERTIBLE INTO, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGS1TRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT

AMENDMENT TO
JAYHAWK ENERGY, INC.
CONVERTIBLE PROMISSORY NOTE

THIS AMENDMENT, made effective this 30thday of July, 2009, amends and modifies that certain Convertible Promissory Note dated July 30, 2008 in the original principal amount of .eight hundred thousand and no/100 dollars ($800,000.00) (the "Note") payable to Starshell Consultants Ltd. (the "Holder"). A copy of the Note is attached hereto.

Jayhawk Energy, Inc. (the "Maker") executed and delivered the Note in connection with the extension of a loan in said amount on such date (the "Loan"). The Maker and Holder have agreed to amend the terms of the Note as provided in this Amendment.

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which being hereby acknowledged and affirmed, Maker and Holder do hereby agree that the Note is hereby amended as follows:

1. By extending the Maturity Date of the Note to July 30, 2010.

2. By providing that the interest accrued, through July 30. 2009, on the principal of the Note (the "Interest") shall be converted, by way of the execution of the Notice of Conversion attached hereto, into three hundred eighty thousand (384,000) shares of restricted common stock of Maker. Holder and Maker agree that the Interest amount accrued is ninety six thousand and no/100 dollars ($96,000.00). The restricted common stock to which the Interest is being converted by Holder shall be valued at zero and 25/100 dollars ($0.25) per share ("Amended  Conversion Price").

3. By providing that in exchange for the extension of the Note Holder shall be paid a fee of five percent (5%), or forty thousand and no/100 dollars ($40,000.00) (the "Extension  Fee"), of the outstanding principal amount owed on the Note. The Extension Fee shall be paid to Holder in the form of one hundred sixty thousand (160,000) shares of restricted common stock of Maker which shall be valued at zero and 25/100 dollars ($0.25) per share.

With the exception of the amendments set forth above, and specifically the Conversion Price and Amended Conversion Price of the Interest owed, the remainder of the terms and conditions of the Note shall remain in effect and shall be enforceable against the parties as provided in the Note. Any interest which shall accrue on the Note, after the date of this Amendment, shall be convertible by Holder at the Conversion Price as that term is defined in the Note. Copies of the Company's most recent 10-K and 10-Q filings with the Securities and Exchanue Commission ("SEC") are attached hereto as Exhibits "B"' and "C" respectively.

[signature page to follow]

[signature page to Convertible Promissory Note Amendment]

IN WITNESS WHEREOF, Maker and Holder have each set their hand as of the day and year first above written.

MAKER:

JAYHAWK ENERGY, INC.
a Colorado corporation

By: /s/ Lindsay Gorrill
Lindsay Gorrill. President

HOLDER:

STARSHELL CONSULTANTS LTD.

By: /s/ Don Scholar
Print Name: Don Scholar
Title: Director

NOTICE OF CONVERSION

To ..Jayhawk Energy, Inc. (the "Company"):

The undersigned, holder of the $800,000 Convertible Note of Jayhawk Energy, Inc. as amended, due July 30, 2010 (the "Note"), hereby agrees to convert Ninety Six Thousand and no/100 dollars ($96,000.00) unpaid accrued interest owed under the Note into three hundred eighty four thousand (384,000) shares of restricted common stock of the Company and requests that the certificates for such shares be issued in the name of, and delivered to, Starshell Consultants Ltd., whose address is 76 Dean Street, PO Box 1117, Belize City, Belize. Conversion should be effected as of July 30. 2009.

Dated: August 22, 2009

/s/ Don Scholar
(signature must conform in all respects to name of holder as specified on the face of the Note)

Address:

Starshell Consultants Ltd.

76 Dean Street. PO Box 1117 Belize City. Belize

3